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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Immersion Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert O'Malley, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. (Section)1350, as adopted pursuant to (Section)906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Robert O'Malley


Robert O'Malley
Chief Executive Officer and Chairman
August 14, 2002